SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 12, 2006

POWERWAVE TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-21507	11-2723423
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1801 E. St. Andrew Place

Santa Ana, CA 92705

(Address of principal executive offices, zip code)

Registrant’s telephone number, including area code: (714) 466-1000

Former name or former address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to be simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 – Entry into a Material Definitive Agreement

On June 12, 2006, Powerwave Technologies, Inc., Filtronic plc and Filtronic Comtek (UK) Limited entered into an Agreement (the “Purchase Agreement”) pursuant to which Powerwave will acquire the majority of Filtronic’s Wireless Infrastructure division business for a combination of 20.7 million newly issued shares of Powerwave common stock and $150 million in cash.

The Purchase Agreement has been approved by the respective Boards of Directors of Powerwave and Filtronic, and the transactions contemplated thereby are subject to certain regulatory approvals, the approval of the shareholders of Filtronic and other customary closing conditions. The foregoing description of the Purchase Agreement is qualified in its entirety by reference to the full text of the Purchase Agreement filed as Exhibit 1.1 to this Current Report on Form 8-K.

In connection with the Purchase Agreement, on June 12, 2006, Powerwave and Filtronic plc also entered into a Registration Rights Agreement (the “Registration Rights Agreement”) pursuant to which, among other things, Powerwave has agreed to file a Registration Statement on Form S-3 with the Securities and Exchange Commission to register, for resale, the 20.7 million shares of Powerwave common stock to be issued to Filtronic pursuant to the Purchase Agreement. The parties anticipate that such Registration Statement will be effective on filing, which is expected to occur on or as soon as practicable following the closing of the transactions contemplated under the Purchase Agreement. The foregoing description of the Registration Rights Agreement is qualified in its entirety by reference to the full text of the Registration Rights Agreement filed as Exhibit 1.2 to this Current Report on Form 8-K.

Item 7.01 – Regulation FD Disclosure

On June 12, 2006, Powerwave issued a press release announcing the signing of the Purchase Agreement, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by this reference.

On June 12, 2006, Powerwave and Filtronic held a conference call to discuss the proposed acquisition and, in connection with the conference call, provided a simultaneous webcast and slide presentation. A copy of the slide presentation is attached hereto as Exhibit 99.2 and is incorporated herein by this reference and a copy of the transcript of the conference call is attached hereto as Exhibit 99.3 and is incorporated herein by this reference.

The foregoing information is furnished pursuant to Item 7.01 and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

The following exhibits are furnished as part of this report:

Exhibit Number	Description
1.1	Agreement by and among Powerwave Technologies, Inc., Filtronic plc and Filtronic Comtek (UK) Limited dated as of June 12, 2006 (certain schedules omitted).

1.2	Registration Rights Agreement by and between Powerwave Technologies, Inc. and Filtronic plc dated as of June 12, 2006.

99.1	Press release dated June 12, 2006.

99.2	Conference call slide presentation dated June 12, 2006.

99.3	Conference call transcript dated June 12, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POWERWAVE TECHNOLOGIES, INC

Date: June 14, 2006	By:	/s/ Kevin T. Michaels
Kevin T. Michaels
Senior Vice President, Finance and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
1.1	Agreement by and among Powerwave Technologies, Inc., Filtronic plc and Filtronic Comtek (UK) Limited dated as of June 12, 2006 (certain schedules omitted).

1.2	Registration Rights Agreement by and between Powerwave Technologies, Inc. and Filtronic plc dated as of June 12, 2006.

99.1	Press release dated June 12, 2006.

99.2	Conference call slide presentation dated June 12, 2006.

99.3	Conference call transcript dated June 12, 2006.

4